UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 2017

SOLAR QUARTZ TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	None	27-2888719
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

21 Waterway Avenue, Suite 300

The Woodlands, Texas 77380

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 627-2500

____________________________________________

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On July 1, 2017, Solar Quartz Technologies Inc. (OTC:SQTI, sold 100% of its wholly owned shares of common stock of Solar Quartz Technologies Limited, a New Zealand corporation to Vanguard Energy Corporation (OTC:VNGE). The Share Sale & Purchase Agreement (SS&PA) provided for VNGE shareholders to retain 5% of the shares of the company once the purchase was completed. Prior to completion only 1,002,134 shares of VNGE were issued and outstanding. Accordingly 10,021,340 additional SQTX bonus shares are required to be issued to the remaining VNGE shareholders to maintain their 5% interest in the company.

Concurrent with the completion, the company applied to FINRA to change its name from Vanguard Energy Corporation to Solar Quartz Technologies Corporation with a new stock trading symbol ‘SQTX’. SQTX plans to complete the distribution of the additional 10,021,340 bonus shares (10:1 approx.) to all ex-VNGE shareholders, including all new SQTX shareholders of record as of October 17, 2017 (the “Record Date”) at no additional cost before November 30th 2017.

SQTX has prepared a Private Placement Memorandum Offering (PPM), allocating up to 1,000,000 restricted shares of its Common Stock, $0.00001 par value, at an offering price of $1.50 per share, for potential gross proceeds of $1,500,000.

Proceeds will be applied to expenses for regulatory, legal, auditing and accounting costs to bring current all SQTX SEC filings, and to then apply to the SEC for “fully reporting status”. Once SEC approval is obtained the company will then apply for an Uplift to a more senior stock Exchange stock such as; OTC:QX, NYSE.Mkts, and/or possibly NASDAQ. Substantial listing costs and professional’s fees are required to accomplish this process.

S1 Registration Statement:

The Company is currently preparing an S-1 Registration Statement application to file with the SEC upon completion and approval of the Uplift to a senior exchange. The S-1 will also provide for a new Queensland Australia and Texas capital raising of $150 million to complete the establishment of new HPQS Processing Factories in Queensland Australia and in Texas.

10:1. Bonus Offering:

Furthermore, per the Private Placement Memorandum Offering, for a specified period, qualified investors can purchase new shares of the restricted common stock of SQTX from the company at a cost of US$1.50 per share. Each investor purchasing the shares at US$1.50 price, or $30,000 will also be eligible for a 10:1 bonus issuance at no additional cost. Essentially for each allotment of 20,000 shares purchased, the purchaser will receive an issuance of 200,000 new SQTX restricted shares from the company for no additional cost.

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The company retains the right to change, modify, cancel or terminate the PPM offering, or reject any specific share purchase application at any time without notice, or further obligation at its sole discretion.

Under the terms of the Private Placement Memorandum Offering, the minimum purchase per investor will be 20,000 shares, for $30,000.00 (200,000 total shares). Should all 1,000,000 shares be purchased, there will then be a total of 10,000,000 new SQTX shares issued from the company.

The Officers and Directors of the Company will make offers and sales of the shares; however, the Company will retain the right to utilize any broker-dealers registered with the National Association of Securities Dealers, Inc. (“NASD”) and applicable state securities authorities to sell all or any portion of the shares. If the Company so elects, it may pay such broker-dealers a commission in the amount of up to 13% and a non-accountable expense allowance of up to 5% of the proceeds they have sold. Offers and sales of the shares will be made only to “Accredited Investors” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended, which includes the Company’s officers, directors and affiliate

2.02 Results of Operations and Financial Condition

The Company has engaged auditors, Thayer O’Neal Company, LLC, to perform audits of its financial statements and enable the Company to bring all required Securities and Exchange Commission (“SEC”) filings up-to-date, enabling it to resume its fully reporting status.

The Company’s financial statements have been prepared and audits of those statements are currently in process for the fiscal years ended September 30, 2015 and 2016, each of which will be attached to filings of Forms 10-K for each respective year, for which drafts of the respective Forms 10-K have been prepared. Concurrently, the Company’s financial statements have been prepared for the fiscal quarters ended December 31, 2015, March 31, 2016, June 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017. These financial statements are being reviewed by the company’s auditors and will be filed as individual Forms 10-Q for the respective dates. We expect all of this audit activity and form filing with the SEC to be completed by October 31, 2017.

Following the completion of all filings, the Company will take all the necessary steps to become fully reporting with the SEC as well as apply for the Company to be relisted on the OTC:QX board. VNGE was previously listed on the OTC:QX.

The Company’s latest unaudited financial statements including its Balance Sheets, Statement of Operations and Statement of Cash Flows are presented below. Since all of the Company’s financials are under audit for FY2015 and FY2016, these reports are subject to adjustment and should not be relied upon until final reports are filed.

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CONSOLIDATED BALANCE SHEETS

	June 30,	September 30,
	2017	2016
	(Unaudited)	(Unaudited)

ASSETS
Current assets
Cash and cash equivalents	$66	$35
Other receivables	-	966
Total current assets	66	1,001

Debt issuance costs	-	-

Total assets	$66	$1,001

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable	$62,772	$51,212
Accrued interest payable	44,003	36,044
Accrued liabilities	23,885	17,511
Short term notes payable	85,000	85,000
Other liabilities	92	92
Current portion of notes payable, net of discount $- and $71,754	70,747	70,747
Total current liabilities	286,500	260,606

Commitments and contingencies	-	-

Stockholders’ deficit
Preferred stock, $0.00001 par value; 5,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.00001 par value; 100,000,000 and 50,000,000 shares authorized; 1,002,134 and 979,109 shares issued and outstanding	1,002	1,002
Additional paid-in capital	6,318,920	6,318,920
Accumulated deficit	(6,606,356)	(6,579,527)

Total stockholders’ deficit	(286,434)	(259,605)

Total liabilities and stockholders’ deficit	$66	$1,001

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CONSOLIDATED STATEMENT OF OPERATIONS

	Nine Months Ended June 30
	2017	2016
	(Unaudited)	(Unaudited)
Revenues
Oil and gas sales	$-	$-

Costs and expenses
Lease operating expense	-	-
Production taxes	-	-
Depreciation, depletion and amortization
Impairment of O&G properties	-	-
Asset retirement obligation accretion	-	-
General and administrative	12,522	27,549
Total costs and expenses	12,522	27,549

Loss from operations	(12,522)	(27,549)

Other income (expense)
Other income	27	-
Interest income	-	-
Interest expense	(7,959)	(9,755)
Other interest costs	(6,375)	(4,948)
Gain on debt extinguishment	-	91,102
Total other income (expense)	(14,307)	76,399

Net Income (Loss) before income taxes	(26,829)	48,850

Provision for income taxes	-	-

Net Income (Loss)	$(26,829)	$48,850

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CONSOLIDATED STATEMENT OF CASH FLOWS

	Nine Month ended June 30,
	2017	2016
	(Unaudited)	(Unaudited)
Cash flows from operating activities
Net Income (loss)	$(26,829)	$48,850
Adjustments to reconcile net income/(loss) to net cash from operating activities:
Gain on debt extinguishment	-	(76,190)
Change in operating assets and liabilities:
Other assets	966	(966)
Accounts payable	11,560	(6,217)
Accrued interest payable	7,959	(5,180)
Accrued liabilities	6,374	4,923
Other liabilities	0	(183)
Net cash from operating activities	31	(34,963)

Cash flows from financing activities
Issuance of common stock	-	23
Issuance of short term note payable	-	35,000
Net cash from financing activities	-	35,023
Net change in cash and cash equivalents	31	60

Cash and cash equivalents
Beginning of period	35	5
End of period	$66	$65

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Notice Regarding Forward-Looking Statements:

This release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These statements are based upon the current beliefs and expectations of the company’s management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, availability of capital; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to raise the additional funding we will need to continue to pursue our business and product development plans; our ability to develop and commercialize products based on our technology platform; competition in the industry in which we operate and market; general industry conditions; general economic factors; the impact of industry regulation; technological advances; new products and patents attained by competitors; manufacturing difficulties or delays; dependence on the effectiveness of the company’s patents; and the exposure to litigation, including patent litigation, and/or regulatory actions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR QUARTZ TECHNOLOGIES CORPORATION

Date: October 12, 2017	By:	/s/ Warren M. Dillard/
Warren M. Dillard, President and Chief Executive Officer

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